SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: June 11, 1998
(Date of earliest event reported)

Commission File No. 33-92950



                       Chase Mortgage Finance Corporation
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        Delaware                                         52-1495132
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(State of Incorporation)                   (I.R.S. Employer Identification No.)

343 Thornall Street
Edison, New Jersey                                                 08837
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Address of principal executive offices                          (Zip Code)



                                 (732) 205-0600
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               Registrant's Telephone Number, including area code



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(Former  name,  former  address and former  fiscal year,  if changed  since last report)

ITEM 5.    Other Events

     Attached as an exhibit are the Structural Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by PaineWebber Incorporated which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                           Description
-----------                                           -----------

(99) Structural Term Sheets prepared by PaineWebber Incorporated in connection with Chase Mortgage Finance Corporation,
                                   Multi-Class       Mortgage       Pass-Through
                                   Certificates, Series 1998-S1

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHASE MORTGAGE FINANCE CORPORATION


June 11, 1998

                                    By: /s/ Michael D. Katz
                                        --------------------
                                         Name:  Michael D. Katz
                                         Title:    Senior Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.                         Description                  Electronic (E)
-----------                         -----------                  --------------

  (99)          Structural    Term    Sheets    prepared   by         E
                PaineWebber  Incorporated  in connection with
                Chase    Mortgage    Finance     Corporation,
                Multi-Class       Mortgage       Pass-Through
                Certificates, Series 1998-S1